UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2021

Knoll, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-12907	13-3873847
(Commission	(I.R.S. Employer
File Number)	Identification No.)

1235 Water Street
East Greenville, Pennsylvania	18041
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 679-7991

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KNL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01 Regulation FD Disclosure.

On April 19, 2021, Knoll, Inc. (the “Company”) and Herman Miller, Inc. (“Herman Miller”) issued a joint press release (the “Press Release”) announcing the entry into an Agreement and Plan of Merger, dated April 19, 2021 (the “Merger Agreement”), by and among the Company, Herman Miller and Heat Merger Sub, Inc., a wholly owned subsidiary of Herman Miller, providing for the acquisition of the Company by Herman Miller.

On April 19, 2021, the Company and Herman Miller provided supplemental information in connection with the announcement of the Merger Agreement through a conference call and a webcast for investors and the public. Details for accessing the conference call and the webcast can be found in the Press Release filed as Exhibit 99.1 hereto. A presentation (the “Investor Presentation”) for reference during such call and webcast is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 8.01 Other Events.

A copy of the Press Release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Joint Press Release issued by Knoll, Inc. and Herman Miller, Inc., dated April 19, 2021

99.2	Investor Presentation, dated April 19, 2021

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Cautionary Statement Regarding Forward-Looking Statements

This communication relates to a proposed business combination transaction between Knoll, Inc. (the “Company”) and Herman Miller, Inc. (“Herman Miller”). This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, the anticipated closing date for the proposed transaction and other aspects of our operations or operating results. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of the Company’s or Herman Miller’ stock. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics, and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; the effect of the announcement of the merger on the ability of the Company or Herman Miller to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom the Company or Herman Miller does business, or on the Company’s or Herman Miller’s operating results and business generally; risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; the outcome of any legal proceedings related to the merger; the ability of the parties to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; the ability of Herman Miller to successfully integrate the Company’s operations; the ability of Herman Miller to implement its plans, forecasts and other expectations with respect to Herman Miller’s business after the completion of the transaction and realize expected synergies; business disruption following the merger; general economic conditions; the availability and pricing of raw materials; the financial strength of our dealers and the financial strength of our customers; the success of newly-introduced products; the pace and level of government procurement; and the outcome of pending litigation or governmental audits or investigations. These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 and joint proxy statement/prospectus that will be filed with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction. While the risks presented here, and those to be presented in the registration statement on Form S-4, are considered representative, they should not be considered a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the Company’s and Herman Miller’s respective periodic reports and other filings with the SEC, including the risk factors identified in the Company’s and Herman Miller’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. The forward-looking statements included in this communication are made only as of the date hereof. Neither the Company nor Herman Miller undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed transaction, Herman Miller intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of the Company and Herman Miller and that also constitutes a prospectus of Herman Miller. Each of the Company and Herman Miller may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that the Company or Herman Miller may file with the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of the Company and Herman Miller. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents containing important information about the Company, Herman Miller, and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at https://knoll.gcs-web.com/sec-filings or by contacting the Company’s Investor Relations department at Investor_Relations@knoll.com. Copies of the documents filed with the SEC by Herman Miller will be available free of charge Herman Miller’s website at https://investors.hermanmiller.com/sec-filings or by contacting Herman Miller’s Investor Relations department at investor@hermanmiller.com.

Participants in the Solicitation

The Company, Herman Miller, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 1, 2021, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 1, 2021. Information about the directors and executive officers of Herman Miller, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Herman Miller’s proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on September 1, 2020, and Herman Miller’s Annual Report on Form 10-K for the fiscal year ended May 30, 2020, which was filed with the SEC on July 28, 2020, as well as in a Form 8-K filed by Herman Miller with the SEC on July 27, 2020. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company or Herman Miller using the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOLL, INC.

By:	/s/ Michael A. Pollner
Name: Michael A. Pollner
Title: Senior Vice President, Chief Administrative Officer, General Counsel & Secretary

Date: April 19, 2021